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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             July 6, 2004

                       MYRIAD ENTERTAINMENT & RESORTS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-24640                    64-0872630
         --------                     -------                    ----------
     (State or other                (Commission                (I.R.S. Employer
     jurisdiction of                File Number)               Identification
     incorporation)                                            Number)

                                    Suite 1000
                          10050-112 Street, 10th Floor
                         Edmonton, Alberta, Canada T5K 2J1
         -------------------------------------------------------------
         (Address of Principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (780) 431-0086
                                                           --------------

                               Synergy 2000, Inc.
                               2815 Cox Neck Road
                             Chester, Maryland 21619
                                 --------------
         (Former name or former address, if changed since last report.)




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Effective July 6, 2004, pursuant to the terms of the Securities Purchase Agreement dated June 22, 2004 (the "Purchase Agreement"), the Registrant acquired a thirty-three percent (33%) interest in Myriad World Resorts of Tunica, LLC, a Mississippi limited liability company in exchange for the twenty-two million (22,000,000) shares of the Registrant's Common Stock, representing approximately fifty-seven percent (57%) of the Registrant's issued and outstanding Common Stock. The terms of the transaction are more fully described in the Purchase Agreement, a copy of which is attached as Exhibit 10.1 hereto.

In connection with the Closing of the Purchase Agreement, Eli Dabich, Jr. and Jeanette T. Smith resigned all officer positions and as directors of the Registrant. Mr. Scott Hawrelechko was elected to serve as the President, Chief Executive Officer, Secretary and Treasurer of the Registrant and as a Director, and Dr. Robert S. Ross and Dale Cheek were elected to serve as Directors. There are no arrangements known to Registrant, including any pledge by any person of securities of Registrant or any of its parents, the operation of which may at a subsequent date, result in a change in control of Registrant.

The following table sets forth information regarding the beneficial ownership of the Registrant's Common Stock immediately following the Closing of the Purchase Agreement by (i) each person known by the Company to be the beneficial owner of more than five percent of its Common Stock; (ii) each director; and (iii) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of the Closing, pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 38,407,333 shares of common stock outstanding.

Except as indicated in the footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by such shareholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Myriad Golf Resort, Inc., Suite 1000, 10050-112 Street, 10th Floor, Edmonton, Alberta, Canada, T5K 2J1.

Name of Shareholder                 Number of Shares     Percent of Common Stock
-------------------                 ----------------     -----------------------

Scott Hawrelechko                      22,000,000                  57.3%

Dr. Robert S. Ross                        100,000                    *

Dale Cheek                                100,000                    *

Whitmore Trust (1)                      5,387,500                  14.0

Eli Dabich, Jr.(2)                      2,757,119                   7.2

Jeanette T. Smith(3)                    2,125,564                   5.5

Charles R. Cronin, Jr.(4)               4,187,500                  10.9

Michael York (5)                        2,195,000                   5.7

All executive officers and directors   22,200,000                  57.8%
  as a group (3 persons)

-------------------
    * Less than one percent.

         (1) Includes options to purchase 3,737,500 shares immediately exercisable from the Cronin Family Revocable Trust and 1,650,000 shares immediately exercisable from The Michael York Family Limited Partnership. The address of the Whitmore Trust is 18 Ninth Fairway Loop, Maumelle, Arkansas, 72113.

         (2) Includes 146,800 shares held in the name of the Dabich Charitable Trust U/T/D 10/15/99 which Mr. Dabich may be deemed to share voting and dispositive power by virtue of his capacity as a Co-Trustee. Mr. Dabich disclaims beneficial ownership with respect to shares held by the Dabich Charitable Trust. Mr. Dabich's address is 2815 Cox Neck Road, Chester, Maryland, 21619.

         (3) Ms. Smith's address is 4711 Hillard Avenue, La Canada, California, 91011.

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         (4) Includes 3,987,500 owned by the Cronin Family Revocable Trust, and
200,000 owned by Mr. Cronin's children. Mr. Cronin's address is 1285 Dumaine Road, Oak Park, California, 91377.

         (5) Includes 1,650,000 shares held by The Michael York Family Limited Partnership and 45,000 shares owned by the Michael D. York Charitable Foundation, each in which Mr. York may be deemed to share voting and dispositive power by virtue of his capacity, and 500,000 shares owned by Mr. York directly. Mr. York's address is 3039 Primier Parkway, Suite 100, Duluth, Georgia, 30097.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS

Effective July 6, 2004, pursuant to the terms of the Securities Purchase Agreement dated June 22, 2004 with Scott Hawrelechko, the Registrant sold to Mr. Hawrelechko twenty-two million (22,000,000) shares of the Company's Common Stock representing control of the Company in consideration for the sale, transfer and assignment by Mr. Hawrelechko of certain assets including a thirty-three percent (33%) interest in Myriad World Resorts of Tunica, LLC, a Mississippi limited liability company. The terms of the transaction are more fully described in the Securities Purchase Agreement, a copy of which is attached as Exhibit 10.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired. The financial statements of Myriad Entertainment & Resorts, Inc. will be filed by amendment on or before September 3, 2004.

         (b) Pro Forma Financial Information. Pro-forma financial information will be filed by amendment on or before September 3, 2004.

         (c)      Exhibits

Exhibit Number     Description                                 Location
--------------     -----------                                 --------

    10.1           Securities Purchase Agreement               Filed herewith
                   dated June 22, 2004                         electronically

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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      MYRIAD ENTERTAINMENT & RESORTS, INC.
                                               ------------------
                                               (Registrant)

Date: July 7, 2004                              By: /s/ Scott Hawrelechko
                                                   ---------------------------
                                                   Scott Hawrelechko,
                                                   President and CEO

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